UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14, 2005

INDEPENDENCE HOLDING COMPANY

(Exact name of registrant as specified in its charter)
Delaware	010306	58-1407235
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 Cummings Point Road, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 358-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

-Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

-Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

-Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01 Regulation FD Disclosure

News Release of Independence Holding Company dated June 14, 2005 announcing Appointment of Managing General Underwriter.

Item 9.01 Financial Statements and Exhibits

    Not applicable
    Exhibits:

Exhibit 99.1         News Release of Independence Holding Company dated June 14, 2005 announcing Appointment of Managing General Underwriter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INDEPENDENCE HOLDING COMPANY

(Registrant)
By: /s/ Teresa A. Herbert Teresa A. Herbert Senior Vice President & Chief Financial Officer	Date:	June 14, 2005